UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 10, 2010
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

The information contained in this report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The senior management of Burlington Coat Factory Warehouse Corporation (the “Company”) does not as a matter of course make public projections as to future performance or earnings and is especially wary of making projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, certain financial projections prepared by senior management in connection with its previously announced private offering (the “Offering”) of $500.0 million aggregate principal amount of eight year senior unsecured notes (the “Notes’) were made available to the initial purchasers of the Notes. The Company has included below the projected financial information to provide access to certain non-public information considered by such persons for purposes of considering and evaluating the Offering. The inclusion of this information should not be regarded as an indication that the Company’s management, the Company’s board of directors, the initial purchasers of the Notes or any other recipient of this information considered, or now considers, it to be a reliable prediction of future results.

The financial projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The financial projections included below were prepared by, and are the responsibility of, the Company’s management.  Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The financial projections do not take into account any circumstances or events occurring after the date they were prepared.

The inclusion of financial projections in this Form 8-K should not be regarded as an indication that such projections will be an accurate prediction of future events, and they should not be relied on as such. Except as required by applicable securities laws, the Company does not intend to update, or otherwise revise the financial projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. See “Disclosure Regarding Forward-Looking Statements.”

Preliminary Earnings Data

Based on preliminary data, we currently estimate that, for the quarter ended October 31, 2010, we will report:

Our sales penetration of coats and cold weather accessories during the fall and winter months causes a high sales sensitivity to daily high temperatures versus the prior year.  Sales of these items are adversely affected by warmer temperatures and sales of other products are also affected by the resulting reduction in store traffic.  In the markets where we trade, the average daily high (“ADH”) temperature in October this year was 72 degrees as compared to 66 degrees last year.  The ADH temperature in September this year was 82 degrees as compared to 78 degrees last September.  Driven by the unusually warm weather in September and October, our comparative store sales for the third quarter were down 5.6%.  Our comparative store sales, excluding coats and cold weather accessories only, for the third quarter were down 1.2%.

We estimate that Adjusted EBITDA for the third quarter will be in the range of $57 million to $62 million.  The decrease in projected Adjusted EBITDA for the third quarter compared with Adjusted EBITDA of $79.7 million during the third quarter of last year is driven primarily by the decrease in comparative store sales.  In addition, Adjusted EBITDA will also be affected by a planned higher provision for merchandise shrink and additional markdowns on aged goods, which will continue to improve the freshness of our inventory.  Selling, general and administrative expenses will also be higher due primarily to planned new store expenses.

Due in part to the more seasonal ADH temperature of 58 degrees forecasted for this November compared with last year’s 62 degrees, we do not expect the comparative sales decline from the third quarter to continue into the fourth quarter. Based in part on current extended weather forecasts (which currently call for slightly warmer year over year December and January ADHs) and our assumption that 2010 holiday spending levels will be relatively flat with 2009 holiday spending levels, we currently expect that our Adjusted EBITDA, gross margin and operating margin for the fourth quarter of fiscal 2010 and the full year for fiscal 2010 to be relatively consistent with the corresponding prior year periods.  A variety of factors, including adverse temperature, weather or travel conditions or a change in our merchandise shrink could materially affect our estimates and we can give no assurance that we will achieve Adjusted EBITDA, gross margin and operating margin consistent with fiscal 2009.

Disclosure Regarding Forward-Looking Statements:

Some of the statements in this report may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements.  These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  For a discussion of these risks, uncertainties and assumptions, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section of the Company’s Transition Report on Form 10-K/T for the period from May 31, 2009 through January 30, 2010, entitled “Risk Factors” and discussions of potential risks and uncertainties in the Company’s subsequent filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Paul C. Tang
Paul C. Tang Executive Vice President

Date: November 10, 2010